Exhibit 10.34

EIGHTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This EIGHTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 18, 2020, is entered into by and among the following parties:

(i)	DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”);

(ii)	DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);

(iii)	PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);

(iv)	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Group Agent for its Purchaser Group;

(v)	MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vi)	FIFTH THIRD BANK, NATIONAL ASSOCIATION (F/K/A FIFTH THIRD BANK), as a Committed Purchaser and as Group Agent for its Purchaser Group;

(vii)	MIZUHO BANK, LTD., as a Committed Purchaser and as Group Agent for its Purchaser Group; and

(viii)	THE TORONTO DOMINION BANK, as a Committed Purchaser and as Group Agent for its Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto (other than the Originator) have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (such date, the “Original Closing Date”) (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith, Alliance-One Services, Inc., Computer Sciences Corporation, CSC Consulting, Inc., CSC Covansys Corporation, CSC Cybertek Corporation, CSC Puerto Rico, LLC, DXC Technology Services LLC, Mynd Corporation, PDA Software Services LLC and Tribridge Holdings, LLC (collectively, the “Existing Originators”), and the Seller, are entering into that certain Assignment Agreement, dated as of the date hereof, whereby the Seller agrees to sell back certain Receivables originated by the Existing Originators to the Existing Originators.
C.    Concurrently herewith, DXC MS LLC (the “Additional Originator”), the Seller, the Administrative Agent, the Group Agents and the Servicer are entering into that certain Joinder Agreement, dated as of the date hereof, whereby the Additional Originator agrees to become an Originator pursuant to the Purchase and Sale Agreement.
D.    Concurrently herewith, the Administrative Agent, the Group Agents, the Seller and the Servicer, are entering into that certain amended and restated letter agreement re: Excluded Obligors, whereby the Administrative Agent and the Group Agents agree to modify the definition of “Excluded Obligors” for purposes of the Receivables Purchase Agreement and the other Transaction Documents.
E.    Concurrently herewith, DXC Technology Company, a Nevada corporation, as Performance Guarantor, is entering into that certain Fourth Amended and Restated Performance Guaranty, dated as of the date hereof.
F.    The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows:
(a)    The definition of “Excluded Obligor Letter Agreement” set forth in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“Excluded Obligor Letter Agreement” means that certain amended and restated letter agreement re: Excluded Obligors, dated as of February 18, 2020, among the Seller, the Servicer, the Group Agents and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
(b)     Schedule II-A of the Receivables Purchase Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II-A.
SECTION 3.    Authorization to File Financing Statements. Upon the effectiveness of this Amendment, each of DXC Technology Services LLC and the Buyer hereby authorizes the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 financing statements in the form of Exhibit A hereto.
SECTION 4.    Consent to Assign Contracts. The parties hereto hereby acknowledge and agree that each Originator shall be permitted to freely assign any of its rights or obligations under any Contract (other than rights that have been assigned to the Seller or the Purchasers) to any other

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Originator so long as such assignment does not adversely affect the rights or interests of the Seller or the Purchasers in any Receivables arising under such Contract or in any Related Security.
SECTION 5.    Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:
(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non-Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.
SECTION 6.    Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 7.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, UCC filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit B hereto, in each case, in form and substance acceptable to the Administrative Agent.
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 9.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 10.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature Pages Follow.]
IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
DXC RECEIVABLES LLC,
as Seller

By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY COMPANY,
as Servicer

By: /s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Senior Vice President, Treasury and Corporate Development

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Christopher Blaney Name: Christopher Blaney Title: Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Eero Maki Name: Eero Maki Title: Managing Director

WELLS FARGO, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Eero Maki Name: Eero Maki Title: Managing Director

MUFG BANK, LTD., as a Committed Purchaser By:/s/ Yohsuke Takahashi Name: Yohsuke Takahashi Title: Managing Director

MUFG BANK, LTD., as Group Agent for its Purchaser Group By:/s/ Yohsuke Takahashi Name: Yohsuke Takahashi Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Patrick Berning Name: Patrick Berning Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Patrick Berning Name: Patrick Berning Title: Vice President

MIZUHO BANK, LTD., as a Committed Purchaser By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group By: /s/ Richard A. Burke Name: Richard A. Burke Title: Managing Director

THE TORONTO DOMINION BANK, as a Committed Purchaser By: /s/ Bradley Purkis Name: Bradley Purkis Title: Managing Director

THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group By: /s/ Bradley Purkis Name: Bradley Purkis Title: Managing Director

With respect to Section 2: DXC TECHNOLOGY SERVICES LLC, as Originator By: /s/ H.C. Charles Diao Name: H.C. Charles Diao Title: President and Treasurer

SCHEDULE II-A
Lock-Boxes, Collection Accounts and Collection Account Banks

Exhibit A

UCC-3 Financing Statement to be filed

Exhibit B

Closing Memorandum

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